Financial Earnings Results

Third Quarter 2025

October 21, 2025

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events, the potential for new or increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2024, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

Financial Highlights 3Q 2025

Profitability: Return on Assets & Equity



ROAA
ROAE
9.50%
11.18%
9.84%
10.72%
10.60%
1.15%
1.37%
1.22%
1.33%
1.29%
3Q24
4Q24
1Q25
2Q25
3Q25

Return on Tangible Equity *



11.05%
13.03%
11.21%
12.39%
12.33%
3Q24
4Q24
1Q25
2Q25
3Q25

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Pre-Tax Pre-Provision Income Ratio ($mn)



PTPP Income
PTPP Ratio
$117
$112
$111
$119
$135
2.00%
1.92%
1.92%
2.03%
2.26%
3Q24
4Q24
1Q25
2Q25
3Q25

Pre-Tax Pre-Provision and Pre-Tax Credit Amortization ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

Quarterly Results Ending September 30, 2025

$77.7mn
Net Income

$1.13
Diluted EPS

$210.6mn
Total Revenue

$20.1bn
Total Loans

$20.5bn
Total Deposits

41.84%
Efficiency Ratio

Summary Balance Sheets

$mn, except per share data	9.30.25	6.30.25	QoQ Change
Cash equivalents & ST investments	$ 1,308	$ 1,247	$ 61
AFS debt securities	1,643	1,648	(5)
Loans held-for-sale	0	13	(13)
Gross loans, net of fees	$ 20,090	$ 19,771	$ 320
Allowance for credit losses	(187)	(174)	(13)
Net Loans	**$ 19,903**	**$ 19,597**	**$ 306**
Other assets	1,221	1,218	3
Total Assets	**$ 24,076**	**$ 23,724**	**$ 352**
Customer deposits	$ 20,521	$ 20,006	515
FHLB borrowings	190	412	(222)
Debt	137	137	(0)
Other Liabilities	326	282	44
Total Liabilities	**$ 21,174**	**$ 20,838**	**$ 337**
Total Stockholders' Equity	**$ 2,902**	**$ 2,886**	**$ 16**

Note: Information as of 9.30.25 and 6.30.25 are unaudited. Totals may not foot due to rounding.

Net Loans-to-Deposit Ratio (end of period (EOP))



96%
98%
97%
98%
97%
9.30.24
12.31.24
3.31.25
6.30.25
9.30.25

Loan Composition

Total Loan Portfolio ($bn)



Construction
2%
Residential
Mortgage*
30%
$20.1bn
Total Loans
Total CRE
52%
C & I
16%

- **Total CRE** $10.5bn
- **Residential Mortgage*** $6.0bn
- **C & I Loans** $3.2bn
- **Construction Loans** $0.4bn

Average Loan Growth – QoQ Annualized ($bn)



$19.4
-1.4%
$19.3
-0.3%
$19.3
+1.6%
$19.4
+5.1%
$19.7
$0.4
$0.3
$0.3
$0.3
$0.3
$3.2
$3.0
$3.0
$3.1
$3.1
$6.0
$6.0
$5.9
$5.9
$6.0
$9.8
$10.0
$10.1
$10.1
$10.3
3Q24
4Q24
1Q25
2Q25
3Q25
Total CRE
Residential Mortgage*
C & I
Construction

* Residential Mortgage includes equity lines, installment and other loans.

Loan Yields

Average Loan Yield by Type (in bps)



3Q24
4Q24
1Q25
2Q25
3Q25
635
619
617
611
614
Total Loans
7% fixed rate
93% float rate
846
772
728
687
692
C & I
31% fixed rate
28% float rate
564
572
578
579
577
Residential Mortgage
38% fixed rate
26% float rate
594
592
593
599
605
CRE

Fix Rate & Hybrid in Fixed Rate Period (% of total loans)



63%
63%
62%
62%
60% *
3Q24
4Q24
1Q25
2Q25
3Q25

* Excludes fixed to float interest rate swaps of 3.1%.

Loan Portfolio By Index Rate

as of 9.30.25



Other 7%
Prime 13%
Fixed Rate 30%
SOFR 20%
Hybrid in Fixed Rate Period 30%
Total Fixed Rate and Hybrid in Fixed Period: 60%

Commercial Real Estate Portfolio

CRE Portfolio Breakdown


Construction
2%
Residential
Mortgage*
30%
$20.1bn
Total Loans
Total CRE
52%
C & I
16%
Residential 18%
Retail 13%
Office 7%
Warehouse 7%
industrial 3%
hotel / motel 2%
special use
1.5%
restaurant 0.9%
land 0.3%
theater 0.1%
Total CRE
$10.5bn
52% of total loans

Of $10.5bn in total CRE loans, it included a notional amount of $626mn of interest rate swaps or 3.1% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution


NY
35%
$10.5bn
Total CRE
TX 5%
IL 3%
WA 2%
CA
46%
Other
9%

Total CRE Concentration


288%
288%
286%
291%
291%
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025
400% internal threshold
300% regulatory threshold
CRE /Total Risk-Based Capital

Commercial Real Estate Portfolio (cont'd)

Total CRE LTV Distribution



40% to 50%
23%
50% to 60%
32%
30% to 40%
15%
$10.5bn
Total CRE
under 30%
10%
Over 70%
1%
60% to 70%
19%

Total CRE LTV and Size by Property Type

	Total CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	Total CRE Weighted Avg. LTV
Residental	$3,526	$1.4	53%
Retail	$2,529	$2.1	48%
Office	$1,470	$2.3	47%
Warehouse	$1,341	$2.8	46%
Industrial	$694	$3.4	47%
Hotel / Motel	$363	$6.9	44%
Special Use	$292	$3.0	45%
Restaurant	$181	$1.0	47%
Land	$69	$2.7	46%
Theater	$20	$6.5	54%
Total CRE	**$10,485**	**$1.9**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.5bn loans outstanding



5+ Multi-Family
41%
Commercial Units
39%
2-4 Unit Residence
15%
Single Family Residence
5%



CA 36%
NY 50%
53%
LTV Weighted Average
TX 5%
WA 4%
IL 2%
Other 3%

Retail CRE Portfolio

% based on $2.5bn loans outstanding



Retail Store/Building
31%
Retail/Mix Use
29%
Neighborhood Center
20%
Strip Mall
10%
Shopping Center
9%
Other
1%



NY 28%
CA 48%
48%
LTV Weighted Average
TX 8%
NV 5%
IL 4%
HK 2%
Other 5%

Construction Portfolio

% based on $0.4bn loans outstanding



Multiple Family Residential
91%
Warehouse
5%
Single Family Residential
3%
Office & Commercial Condominium
0.7%
Retail
0.3%



NY 27%
CA 68%
50%
LTV Weighted Average
WA 3%
Other 2%

CRE Office Portfolio

Office CRE Portfolio

% based on $1.5bn loans outstanding



Office Building
33%
Office Condominium
27%
Office / Retail Stores
23%
Medical Office
9%
Office / Mixed Use
8%



NY 32%
47%
LTV Weighted Average
CA 49%
HK 7%
NV 3%
WA 3%
IL 2%
Other 4%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$487	49%
Office Condominium	$399	46%
Office / Retail Stores	$342	33%
Medical Office	$127	46%
Office / Mixed Use	$115	44%
Total Office CRE	**$1,470**	
Avg. Outstanding Size	**$2.3**	
Avg. Property Size (sq ft)	**15,933**	

Office CRE Collateral Distribution ($mn)



Urban
$942
Suburban
$480
Central Business District
$48

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution


NY
38%
$6.0bn
Residential
Mortgage*
CA
49%
WA 5%
NJ 2%
TX 2%
Other 4%

Single-Family Resi. LTV Distribution


50% or Under
37%
>50% to 55%
10%
> 55% to 60%
15%
Over 60%
38%
53%
LTV Weighted
Average
$422,663
Outstanding Size
Average

* Residential Mortgage includes equity lines, installment and other loans.

Cathay General Bancorp

Asset Quality Metrics

ALLL Composition ($mn)



CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$164
$8
$18
$51
$85
$162
$8
$16
$58
$80
$174
$9
$15
$69
$81
$174
$5
$21
$41
$107
$187
$7
$23
$39
$118
0.93%*
1.83%
0.39%
1.22%
1.12%
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025

* Excluding residential mortgage portfolio, the total reserve rate would be 1.16%.

Reserves and Net Charge-Offs (%)



ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.85%
0.83%
0.91%
0.88%
0.93%
0.09%
0.34%
0.04%
0.26%
0.32%
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025

Classified Loans Ratio ($mn)



Classified Loans
Special Mention
Classified Loans/Total Gross Loans
$203
$382
1.97%
$293
$380
1.96%
$300
$380
1.96%
$310
$432
2.18%
$455
$420
2.09%
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)



Non-accrual Loans
OREO
NPA/Total Assets
$18
$163
0.78%
$23
$169
0.83%
$18
$155
0.75%
$19
$174
0.81%
$33
$166
0.82%
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025

Non-Performing Assets (NPA) = Non-accrual Loans + OREO

Cathay General Bancorp

Deposit Mix

Total Deposits ($bn)


MMA
18%
IB Checking & Savings
18%
$20.5bn
Total Deposits
DDA
17%
Time
47%

Average Deposit Growth – QoQ Annualized ($bn)


Time
DDA
MMA
IB Checking & Savings
$19.9
+1%
$19.9
-5%
$19.7
+5%
$20.0
+6%
$20.2
$3.3
$3.1
$3.2
$10.3
$3.4
$3.3
$3.3
$9.9
$3.4
$3.4
$3.3
$9.6
$3.5
$3.5
$3.3
$9.7
$3.6
$3.5
$3.4
$9.7
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025

Total Uninsured Deposits ($bn)


Uninsured Deposits
Collateralized Deposits
Uninsured Deposits Net of Collateralized Deposits/Total Deposits
$9.2
$9.4
$9.3
$9.5
$10.0
42.1%
43.8%
42.7%
43.3%
44.3%
$0.8
$0.8
$0.8
$0.8
$0.9
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025

Average Cost of Deposits by Type (bps)


3Q24
4Q24
1Q25
2Q25
3Q25
331
310
285
279
273
395
372
343
335
328
465
446
407
391
381
375
352
343
344
344
185
176
157
167
172
210
185
168
171
170
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking

Cathay General Bancorp

Summary Income Statements

$mn, except per share data	9.30.25	6.30.25	$ Change	% Change
Net Interest Income	**$ 189.6**	**$ 181.2**	**$ 8.4**	**5%**
Noninterest income	17.8	16.8	1.0	6%
Net (losses) / Gains from equity securities	3.3	(1.4)	4.7	335%
Total Noninterest Income	**21.0**	**15.4**	**5.6**	**37%**
Core noninterest expense	76.8	78.1	(1.3)	(2)%
amortization of LIH and solar tax credit investments plus OREO and core deposit intangibles	11.3	11.1	0.2	2%
Total Noninterest Expense	**$ 88.1**	**$ 89.1**	**$ (0.9)**	**(1)%**
Provision for credit losses	28.7	11.2	17.5	157%
Income tax expense	16.1	18.8	(2.7)	(14)%
Net Income	**$ 77.7**	**$ 77.4**	**$ 0.2**	**0.3%**
Diluted EPS	**$ 1.13**	**$ 1.10**	**$ 0.03**	3%
Weighted avg. diluted shares (in millions)	69.0	70.2	(1.2)	(2)%

Note: Information for quarter ending 9.30.25 and 6.30.25 are unaudited. Totals may not foot due to rounding.

Loan Yields, Deposit Costs and Net Interest Income


Average Loan Yield vs Prime Rate and 1M SOFR
Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate
8.44%
7.80%
7.50%
7.50%
7.46%
6.35%
6.19%
6.17%
6.11%
6.14%
5.34%
4.78%
4.36%
4.33%
4.35%
3Q24
4Q24
1Q25
2Q25
3Q25


Average Cost of Deposits vs Fed Funds Rate
Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
5.26%
4.65%
4.33%
4.33%
4.30%
331
395
310
372
285
343
279
335
273
328
3Q24
4Q24
1Q25
2Q25
3Q25


Net Interest Income and Net Interest Margin
NII ($mn)
NIM
Avg. Fed Funds Rate
$169
$171
$177
$181
$190
5.26%
4.65%
4.33%
4.33%
4.30%
3.04%
3.07%
3.25%
3.27%
3.31%
3Q24
4Q24
1Q25
2Q25
3Q25


Net Interest Income Growth ($mn)
$169
+1.1%
$171
+3.3%
$177
+2.6%
$181
+4.6%
$190
3Q24
4Q24
1Q25
2Q25
3Q25

Non-Interest Income

Non-Interest Income* ($mn)



other operating income
wealth management fees
letter of credit commissions
deposit account fees
$16.1
$1.6
$2.1
$6.5
$5.9
$16.8
$1.7
$2.0
$6.2
$6.9
$15.4
$1.7
$2.1
$6.2
$5.4
$16.8
$1.9
$2.1
$5.0
$7.8
$17.8
$2.0
$2.3
$6.2
$7.3
3Q24
4Q24
1Q25
2Q25
3Q25

* Non-interest income excludes net gains/(losses) from equity securities.

($mn)	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025
Non-interest income, before net gains/(losses) from equity securities					
Non-interest income*	$16.1	$16.8	$15.4	$16.8	$17.8
net gains/(losses) from equity securities	$4.3	($1.3)	($4.2)	($1.4)	$3.3
net gains/(losses) from investment securities	-	-	-	-	-
Total Non-interest Income	$20.4	$15.5	$11.2	$15.4	$21.0

Note: Totals may not foot due to rounding.

Operating Expense & Efficiency

Core Noninterest Expense* ($mn)



$72.0
$74.9
$76.1
$78.1
$76.8
$5.8
$3.2
$7.0
$5.9
$9.1
$40.9
$6.5
$2.2
$8.8
$5.7
$9.2
$42.5
$6.6
$3.4
$7.5
$5.7
$10.5
$42.4
$7.2
$3.2
$8.9
$5.9
$9.8
$43.1
$7.3
$2.8
$7.4
$6.1
$9.7
$43.5
3Q24
4Q24
1Q25
2Q25
3Q25
marketing and other operating expense
FDIC and State assessments
professional services
occupancy
computer and data processing
salaries and employee benefits

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

Core Noninterest Expense* & Efficiency Ratio* ($mn)



Noninterest Expense*
Efficiency Ratio*
$72.0
$74.9
$76.1
$78.1
$76.8
38.0%
40.1%
40.5%
39.7%
36.5%
3Q24
4Q24
1Q25
2Q25
3Q25

($mn)	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025
Core noninterest expense, before amortization and other real estate owned					
Core noninterest expense*	$72.0	$74.9	$76.1	$78.1	$76.8
Amortization in investment in low income housing	$10.9	$8.0	$8.7	$10.9	$11.9
Amortization in alternative energy partnerships	$13.2	$2.7	$0.3	$0.2	$0.2
Other real estate owned & CDF	$0.8	$0.6	$0.5	($0.1)	($0.9)
Restructuring costs	-	-	-	-	-
FDIC special assessment	-	(1.0)	-	-	-
Total Noninterest Expense	$96.9	$85.2	$85.7	$89.1	$88.1

Strong Capital Ratios

Key Capital Ratios (%)


13.15%
13.15%
14.76%
10.88%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 9.30.25

Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $42.50 as of 9.30.25: +1.02% compared to 06.30.25 and +7.16% YoY.
- **Tangible Book Value* Per Common Share is** $36.96 as of 9.30.25: +2.21% compared to 06.30.25 and +7.60% YoY.
- **Capital Return on Shareholder**
  - common stock dividend: $0.34/share quarterly, or $1.36/share annualized.
  - stock buyback: repurchased 1.07 million shares at avg. cost of $46.81/sh. in third quarter.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Management Guidance Full Year 2025

	Full Year 2025 Guidance	Prior Outlook	Full Year 2024 Actual
Loans, end of period	• Estimated growth rate 3.5% to 5%.	• Estimated growth rate 3% to 4%.	$19.4 billion (0.9)% YoY
Deposits	• Estimated growth rate 3.5% to 5%.	• Estimated growth rate 3% to 4%.	$19.7 billion +1.9% YoY
Core Noninterest Expense	• Estimated growth rate 4.5% to 5.5%.	• Estimated growth rate 4.5% to 5.5%.	$295.4 million +5.6% YoY
NIM	• Estimated to range between 3.25% and 3.35%. • Expect two rate cuts in October and December.	• Estimated to range between 3.25% and 3.35%. • Expect two rate cuts in September and December.	3.04%
Tax Rate	• Effective tax rate for 2025 estimated between 18.50% and 19.00%. • No solar tax credit investment.	• Effective tax rate for 2025 estimated between 18.50% and 19.00%. • No solar tax credit investment.	• Effective tax rate for the full year was 9.94%. • Solar amortization for the full year was $35.6 million.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

Appendix

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

		As of		
		September 30, 2025	June 30, 2025	September 30, 2024
			(in thousands) (Unaudited)	
Stockholders' equity	(a)	$ 2,902,276	$ 2,886,295	$ 2,830,313
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,667)	(2,888)	(3,590)
Tangible equity	(b)	$ 2,523,913	$ 2,507,711	$ 2,451,027
Total assets	(c)	$ 24,075,644	$ 23,723,847	$ 23,274,443
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,667)	(2,888)	(3,590)
Tangible assets	(d)	$ 23,697,281	$ 23,345,263	$ 22,895,157
Number of common shares outstanding	(e)	68,286,591	69,343,395	71,355,869
Total stockholders' equity to total assets ratio	(a)/(c)	12.05%	12.17%	12.16%
Tangible equity to tangible assets ratio	(b)/(d)	10.65%	10.74%	10.71%
Tangible book value per share	(b)/(e)	$ 36.96	$ 36.16	$ 34.35

		Three Months Ended			Nine Months Ended	
		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
			(in thousands) (Unaudited)			
Net Income		$ 77,651	$ 77,450	$ 67,514	$ 224,607	$ 205,778
Add: Amortization of other intangibles [1]		249	285	264	816	863
Tax effect of amortization adjustments [2]		(74)	(85)	(78)	(242)	(256)
Tangible net income	(f)	$ 77,826	$ 77,650	$ 67,700	$ 225,181	$ 206,385
Return on tangible common equity [3]	(f)/(b)	12.33%	12.39%	11.05%	11.90%	11.23%

[1] Includes core deposit intangibles and mortgage servicing
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Cathay General Bancorp